EXHIBIT 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION
1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to 18 U.S.C. Section 1350, I, David D. Johnson, by certify that, to the best of my knowledge:
     1. The quarterly report of Molex Incorporated on Form 10-Q for the quarter ended September 30, 2009 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Molex Incorporated.

Date: October 30, 2009	/S/ DAVID D. JOHNSON David D. Johnson Executive Vice President, Treasurer and Chief Financial Officer
The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.
A signed original of this certification has been provided to Molex Incorporated and will be retained by Molex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.